UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          December 15, 2006
                                                     ---------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


               Delaware                   1-12001            25-1792394
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    (State or other jurisdiction        (Commission        (IRS Employer
        of incorporation)               File Number)     Identification No.)

   1000 Six PPG Place, Pittsburgh, Pennsylvania                      15222-5479
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      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code          (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 15, 2006, Allegheny Technologies Incorporated issued a press release announcing that it had increased its quarterly dividend by 30% to $0.13 per share and had made a $100 million voluntary contribution to its U.S. defined benefit pension plan on November 30, 2006. The dividend for the fourth quarter 2006 is payable on December 29, 2006 to shareholders of record on December 22, 2006. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

       (d) Exhibits

           Exhibit 99.1          Press release dated December 15, 2006

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLEGHENY TECHNOLOGIES INCORPORATED


                                    By:    /s/ Jon D. Walton
                                           -------------------------------------
                                           Jon D. Walton
                                           Executive Vice President, Human
                                           Resources, Chief Legal and Compliance
                                           Officer

Dated:  December 15, 2006

                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1      Press release dated December 15, 2006